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                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 14, 1997, on the consolidated financial statements of Consolidated Communications Inc. and Subsidiaries for the year ended December 31, 1996, and to all references to our Firm included in or made a part of this Form S-4 Registration Statement.


                                       /s/ ARTHUR ANDERSEN LLP
                                       ARTHUR ANDERSEN LLP

Chicago, Illinois
November 26, 1997